THE UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2006

AMERICAN HOME MORTGAGE SECURITIES LLC (as depositor under a Series 2006-2 Indenture dated as of June 30, 2006, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2006-2)

American Home Mortgage Securities LLC
(Exact name of registrant as specified in its charter)

DELAWARE	333-131636-01	20-0103914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Broadhollow Road Melville, New York (Address of Principal Executive Offices)		11747 (Zip Code)

Registrant’s telephone number, including area code, is (516) 396-7700.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                Acquisition or Disposition of Assets.

For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01                Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

Exhibit No.	Description
1.0
Underwriting Agreement, dated as of June 30, 2006, among American Home Mortgage Investment Securities LLC, as Company, American Home Mortgage Investment Corp., UBS Securities LLC, Goldman, Sachs & Co., Lehman Brothers Inc. and Greenwich Capital Markets Inc.

3.1
Amended and Restated Trust Agreement, dated as of June 30, 2006, among American Home Mortgage Securities LLC, as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, N.A., as Securities Administrator.

Exhibit No.	Description
4.1
Indenture dated as of June 30, 2006, between American Home Mortgage Investment Trust Series 2006-2, as Issuing Entity, Wells Fargo Bank, N.A., as Securities Administrator and Deutsche Bank Trust Company Americas, as Indenture Trustee.

Exhibit No.	Description
99.1
RMBS Master Servicing Agreement, dated as of June 30, 2006, among Wells Fargo Bank, N.A., as RMBS Master Servicer and Securities Administrator, American Home Mortgage Investment Trust 2006-2, as Issuing Entity, and Deutsche Bank Trust Company Americas, as Indenture Trustee.

99.2
RMBS Servicing Agreement, dated June 30, 2006, among Wells Fargo Bank, N.A., as Master Servicer, American Home Mortgage Investment Trust 2006-2 as Issuing Entity, Deutsche Bank Trust Company Americas, as Indenture Trustee, American Home Mortgage Acceptance, Inc. as Sponsor and American Home Mortgage Servicing, Inc. as Servicer.

99.3
HELOC Back-Up Servicing Agreement, dated June 30, 2006, among GMAC Mortgage Corporation, as HELOC Back-Up Servicer, American Home Mortgage Investment Trust 2006-2, as Issuing Entity and Deutsche Bank Trust Company Americas, as Indenture Trustee.

99.4
HELOC Servicing Agreement, dated June 30, 2006, among GMAC Mortgage Corporation, as HELOC Back-Up Servicer, American Home Mortgage Investment Trust 2006-2, as Issuing Entity, Deutsche Bank Trust Company Americas, as Indenture Trustee and American Home Mortgage Acceptance, Inc. as Sponsor and HELOC Servicer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOME MORTGAGE SECURITIES LLC.

By:	/s/ Alan B. Horn
Name:	Alan B. Horn
Title:	Executive Vice President

Dated: August 9, 2006

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Sequentially Numbered Description
1.0
Underwriting Agreement, dated as of June 30, 2006, among American Home Mortgage Investment Securities LLC, as Company, American Home Mortgage Investment Corp., UBS Securities LLC, Goldman, Sachs & Co., Lehman Brothers Inc. and Greenwich Capital Markets Inc.

3.1
Amended and Restated Trust Agreement, dated as of June 30, 2006, among American Home Mortgage Securities LLC, as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, N.A., as Securities Administrator..

4.1
Indenture dated as of June 30, 2006, between American Home Mortgage Investment Trust Series 2006-2, as Issuing Entity, Wells Fargo Bank, N.A., as Securities Administrator and Deutsche Bank Trust Company Americas, as Indenture Trustee.

99.1
RMBS Master Servicing Agreement, dated as of June 30, 2006, among Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, American Home Mortgage Investment Trust 2006-2, as Issuing Entity, and Deutsche Bank Trust Company Americas, as Indenture Trustee.

99.2
RMBS Servicing Agreement, dated June 30, 2006, among Wells Fargo Bank, N.A., as Master Servicer, American Home Mortgage Investment Trust 2006-2, as Issuing Entity, Deutsche Bank Trust Company Americas, as Indenture Trustee, American Home Mortgage Acceptance, Inc. as Sponsor and American Home Mortgage Servicing, Inc. as Servicer.

99.3
HELOC Back-Up Servicing Agreement, dated June 30, 2006, among GMAC Mortgage Corporation, as HELOC Back-Up Servicer, American Home Mortgage Investment Trust 2006-2, as Issuing Entity and Deutsche Bank Trust Company Americas, as Indenture Trustee.

99.4
HELOC Servicing Agreement, dated June 30, 2006, among GMAC Mortgage Corporation, as HELOC Back-Up Servicer, American Home Mortgage Investment Trust 2006-2, as Issuing Entity, Deutsche Bank Trust Company Americas, as Indenture Trustee and American Home Mortgage Acceptance, Inc. as Sponsor and HELOC Servicer.